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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) April 22, 2002
                                                          ----------------------


                               CORVIS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           0-30989                                       52-2041343
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


   7015 Albert Einstein Drive, Columbia, Maryland                   21046-9400
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   (Address of Principal Executive Offices)                         (Zip Code)

                                 (443) 259-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On April 24, 2002, Corvis Corporation ("Corvis") announced that it had entered into an amendment, dated April 22, 2002, with Qwest Communications Corporation ("Qwest") amending the Procurement Agreement, dated June 5, 2000, between Corvis and Qwest. The amendment is attached hereto as Exhibit 10.1. Corvis' press release announcing the execution of the amendment is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     A list of exhibits filed herewith is contained on the Index to Exhibits which immediately precedes such exhibits, and is hereby incorporated by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CORVIS CORPORATION


Dated: April 24, 2002                      /s/ Kim D. Larsen
                                           -------------------------------------
                                           By:  Kim D. Larsen
                                           Its: Senior Vice President, Business
                                                Development, General Counsel and
                                                Secretary

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                                INDEX TO EXHIBITS

Exhibit No.                        Description
----------                         -----------
  10.1* Amendment No. 1, dated April 22, 2002 to Procurement Agreement between Corvis Corporation and Qwest Communications Corporation, dated June 5, 2000
  99.1       Press release issued on April 24, 2002


_________
* Confidential treatment requested for portions of this exhibit. The information with respect to which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.